UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 18, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-40067	43-2107725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, IL  60173

(Address of Principal Executive Offices) (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS

On July 18, 2006, Pliant Corporation (the “Company”) consummated its reorganization through a series of transactions contemplated in the Debtors’ Fourth Amended Joint Plan of Reorganization (the “Fourth Amended Plan”) which, as previously reported, was approved by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on June 23, 2006.  On July 18, 2006, the Company filed with the Bankruptcy Court a Notice of Effective Date of Debtors’ Fourth Amended Joint Plan of Reorganization and Bar Date for Certain Claims (the “Notice”) announcing the effectiveness of the Fourth Amended Plan.  The Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  On July 19, 2006, the Company issued a press release announcing the consummation of the transactions contemplated by the Fourth Amended Plan.  The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Effective Date of Debtors’ Fourth Amended Joint Plan of Reorganization and Bar Date for Certain Claims

99.2	Press Release dated July 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: July 20, 2006	By:	/s/ Joseph Kwederis
Joseph Kwederis Senior Vice President and Chief Financial Officer